SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE

                      SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) May 31, 1995




                                      DDL Electronics, Inc.

            (Exact name of registrant as specified in charter)


(State or other jurisdiction)                  Delaware

(Commission file number)                       1-8101

(IRS employer identification No.               33-0213512


 7320 SW Hunziker Road, Tigard, Oregon         97223-2302
(Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code   (503)
620-1789

Item 5.

On June 1, 1995, DDL Electronics, Inc. (the "Company") issued a press release attached hereto as Exhibit 99.1 indicating that the Company's Chairman and Chief Executive Officer, William E. Cook had resigned from the Company. The press release also indicated that the Company had appointed five new directors replacing Mr. Cook and the Company's two existing directors up for re-election.

ITEM 7.  Exhibits

Exhibit        Description

99.1           News release dated June 1, 1995




                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              DDL ELECTRONICS, INC.



Dated:  June 7, 1995          By: /s/M. Charles Van Rossen
                                  M. Charles Van Rossen
                                  Vice President, Finance
                                 (Principal Financial Officer)